Exhibit 99.3	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three and nine months ended September 30, 2009

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Assets
Cash and cash equivalents	$89,061	$22,335	$—	$111,396
Other current assets	115,227	48,891	—	164,118
Property and equipment, net	3,183,270	1,376,792	29,972	4,590,034
Investments in and advances to unconsolidated subsidiaries	438,118	5,889	(433,668)	10,339
Other assets, net	79,070	32,965	—	112,035
Intangible assets, net	422,126	—	—	422,126
Goodwill, net	213,576	—	—	213,576

Total assets	$4,540,448	$1,486,872	$(403,696)	$5,623,624

Liabilities and Stockholders’ Equity
Current liabilities	$318,972	$89,364	$—	$408,336
Long-term debt, net of current maturities	2,644,628	595,078	—	3,239,706
Other long-term liabilities	425,959	25,844	—	451,803

Stockholders’ equity
Preferred stock, $.01 par value, 5,000,000 shares authorized	—	—	—	—
Common stock, $.01 par value, 200,000,000 shares authorized; 86,122,787 and 87,814,061 shares outstanding	861	—	—	861
Additional paid-in capital	618,597	477,507	(477,507)	618,597
Retained earnings	551,623	299,079	(299,079)	551,623
Accumulated other comprehensive loss, net	(20,192)	—	—	(20,192)

Total Boyd Gaming Corporation stockholders’ equity	1,150,889	776,586	(776,586)	1,150,889
Noncontrolling interest	—	—	372,890	372,890

Total stockholders’ equity	1,150,889	776,586	(403,696)	1,523,779

Total liabilities and stockholders’ equity	$4,540,448	$1,486,872	$(403,696)	$5,623,624

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Gaming revenue	$332,054	$195,355	$—	$527,409
Non-gaming revenue	110,479	89,411	—	199,890

Gross revenues	442,533	284,766	—	727,299
Less promotional allowances	44,290	62,169	—	106,459

Net revenues	398,243	222,597	—	620,840

Operating expenses	318,418	155,038	—	473,456
Depreciation and amortization	40,579	19,208	325	60,112
Corporate expense	11,356	—	—	11,356
Preopening expenses	4,880	—	—	4,880
Write-downs and other charges	14,287	(28,677)	—	(14,390)

Total costs and expenses	389,520	145,569	325	535,414

Operating income from Borgata	38,189	—	(38,189)	—

Operating income	46,912	77,028	(38,514)	85,426

Interest expense, net	32,299	6,423	—	38,722
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Other non-operating expenses	30	—	—	30
Other non-operating expenses from Borgata, net	7,204	—	(7,204)	—

Total other expense, net	35,929	6,423	(7,204)	35,148

Income before income taxes	10,983	70,605	(31,310)	50,278
Income taxes	(4,668)	(7,986)	—	(12,654)

Net income	6,315	62,619	(31,310)	37,624
Noncontrolling interest	—	—	(31,309)	(31,309)

Net income attributable to Boyd Gaming Corporation	$6,315	$62,619	$(62,619)	$6,315

Basic net income per common share	$0.07			$0.07

Weighted average basic shares outstanding	86,264			86,264

Diluted net income per common share	$0.07			$0.07

Weighted average diluted shares outstanding	86,436			86,436

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Net income	$6,315	$62,619	$(31,310)	$37,624
Noncontrolling interest	—	—	(31,309)	(31,309)

Net income attributable to Boyd Gaming Corporation	6,315	62,619	(62,619)	6,315
Adjustments:
Preopening expenses	4,880	—	—	4,880
Our share of Borgata’s preopening expenses	—	—	—	—
Other non-operating expenses	30			30
Our share of Borgata’s write-downs and other charges, net	(14,339)	—	14,339	—
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Write-downs and other charges	14,287	(28,677)	—	(14,390)
Income tax effect for above adjustments	424	7,218	—	7,642

Adjusted earnings	$7,993	$41,160	$(48,280)	$873

Adjusted earnings per diluted share	$0.09			$0.01

Weighted average diluted shares outstanding	86,436			86,436

BOYD GAMING CORPORATION AND SUBSIDIARIES
Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)

Net Revenues
Las Vegas Locals	$150,749	$—	$—	$150,749
Downtown Las Vegas	54,857	—	—	54,857
Midwest and South	192,637	—	—	192,637
Atlantic City	—	222,597	—	222,597

Net revenues	$398,243	$222,597	$—	$620,840

Adjusted EBITDA
Las Vegas Locals	$31,363	$—	$—	$31,363
Downtown Las Vegas	8,701	—	—	8,701
Midwest and South	41,537	—	—	41,537
Atlantic City	—	67,559	—	67,559

Property Adjusted EBITDA	81,601	67,559	—	149,160
Corporate expense	(9,157)	—	—	(9,157)

	72,444	67,559	—	140,003
Our share of Borgata’s operating income before net amortization, preopening and other items	24,174	—	(24,174)	—

Adjusted EBITDA	96,618	67,559	(24,174)	140,003

Other operating costs and expenses
Deferred rent	1,089	—	—	1,089
Depreciation and amortization	40,903	19,208	—	60,111
Preopening expenses	4,880	—	—	4,880
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	(14,339)	—	14,339	—
Share-based compensation expense	2,886	—	—	2,886
Write-downs and other charges	14,287	(28,677)	—	(14,390)

Total other operating costs and expenses	49,706	(9,469)	14,339	54,576

Operating income	46,912	77,028	(38,513)	85,427

Other non-operating items
Interest expense, net	32,299	6,423	—	38,722
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	7,204	—	(7,204)	—

Total other non-operating costs and expenses, net	35,929	6,423	(7,204)	35,148

Income before income taxes	10,983	70,605	(31,309)	50,279
Income taxes	(4,668)	(7,986)	—	(12,654)

Net income	6,315	62,619	(31,309)	37,625
Noncontrolling interest	—	—	(31,311)	(31,311)

Net income attributable to Boyd Gaming Corporation	$6,315	$62,619	$(62,620)	$6,315

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Adjusted EBITDA	$96,618	$67,559	$(24,174)	$140,003
Deferred rent	1,089	—	—	1,089
Preopening expenses	4,880	—	—	4,880
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	(14,339)	—	14,339	—
Share-based compensation expense	2,886	—	—	2,886
Write-downs and other charges	14,287	(28,677)	—	(14,390)
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	7,204	—	(7,204)	—

EBITDA	84,185	96,236	(31,309)	149,112

Depreciation and amortization	40,903	19,208	—	60,111
Interest expense, net	32,299	6,423	—	38,722
Income taxes	4,668	7,986	—	12,654

Net income	6,315	62,619	(31,309)	37,625
Noncontrolling interest	—	—	(31,311)	(31,311)

Net income attributable to Boyd Gaming Corporation	$6,315	$62,619	$(62,620)	$6,315

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Gaming revenue	$1,051,714	$538,041	$—	$1,589,755
Non-gaming revenue	342,818	230,665	—	573,483

Gross revenues	1,394,532	768,706	—	2,163,238
Less promotional allowances	138,494	166,706	—	305,200

Net revenues	1,256,038	602,000	—	1,858,038

Operating expenses	973,098	440,789	—	1,413,887
Depreciation and amortization	125,324	59,339	974	185,637
Corporate expense	35,077	—	—	35,077
Preopening expenses	14,773	699	—	15,472
Write-downs and other charges	41,415	(28,616)	—	12,799

Total costs and expenses	1,189,687	472,211	974	1,662,872

Operating income from Borgata	63,921	—	(63,921)	—

Operating income	130,272	129,789	(64,895)	195,166

Interest expense, net	113,801	21,881	—	135,682
Gain on early retirements of debt	(12,061)	—		(12,061)
Other non-operating expenses	30	—	—	30
Other non-operating expenses from Borgata, net	16,230	—	(16,230)	—

Total other expense, net	118,000	21,881	(16,230)	123,651

Income before income taxes	12,272	107,908	(48,665)	71,515
Income taxes	(7,007)	(10,579)	—	(17,586)

Net income	5,265	97,329	(48,665)	53,929
Noncontrolling interest	—	—	(48,664)	(48,664)

Net income attributable to Boyd Gaming Corporation	$5,265	$97,329	$(97,329)	$5,265

Basic net income per common share	$0.06			$0.06

Weighted average diluted shares outstanding	86,481			86,481

Diluted net income per common share	$0.06			$0.06

Weighted average diluted shares outstanding	86,550			86,550

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp			Boyd Gaming Corp
	Consolidated	MDDC LLC	Adjustments	Pro Forma
	(In thousands, except share and per share data)
Net income	$5,265	$97,329	$(48,665)	$53,929
Noncontrolling interest	—	—	(48,664)	(48,664)

Net income attributable to Boyd Gaming Corporation	5,265	97,329	(97,329)	5,265
Adjustments:
Preopening expenses	14,773	699	—	15,472
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,308)	—	14,308	—
Other non-operating expenses	30	—	—	30
Gain on early retirements of debt	(12,061)	—	—	(12,061)
Write-downs and other charges	41,415	(28,616)	—	12,799
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	8,883	—	—	8,883
Income tax effect for above adjustments	(12,922)	6,865	—	(6,057)

Adjusted earnings	$31,424	$76,277	$(83,371)	$24,330

Adjusted earnings per diluted share	$0.36			$0.28

Weighted average diluted shares outstanding	86,550			86,550

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp			Boyd Gaming Corp
	Consolidated	MDDC LLC	Adjustments	Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$486,975	$—	$—	$486,975
Downtown Las Vegas	171,100	—	—	171,100
Midwest and South	597,963	—	—	597,963
Atlantic City	—	602,000	—	602,000

Net revenues	$1,256,038	$602,000	$—	$1,858,038

Adjusted EBITDA
Las Vegas Locals	$120,600	$—	$—	$120,600
Downtown Las Vegas	33,855	—	—	33,855
Midwest and South	133,811	—	—	133,811
Atlantic City	—	161,211	—	161,211

Property Adjusted EBITDA	288,266	161,211	—	449,477
Corporate expense	(27,353)	—	—	(27,353)

	260,913	161,211	—	422,124
Our share of Borgata’s operating income before net amortization, preopening and other items	50,935	—	(50,935)	—

Adjusted EBITDA	311,848	161,211	(50,935)	422,124

Other operating costs and expenses
Deferred rent	3,266	—	—	3,266
Depreciation and amortization	126,297	59,339	—	185,636
Preopening expenses	14,773	699	—	15,472
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,308)	—	14,308	—
Share-based compensation expense	9,784	—	—	9,784
Write-downs and other charges	41,415	(28,616)	—	12,799

Total other operating costs and expenses	181,576	31,422	13,959	226,957

Operating income	130,272	129,789	(64,894)	195,167

Other non-operating items
Interest expense, net	113,801	21,881	—	135,682
Gain on early retirements of debt	(12,061)	—	—	(12,061)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	16,230	—	(16,230)	—

Total other non-operating costs and expenses, net	118,000	21,881	(16,230)	123,651

Income before income taxes	12,272	107,908	(48,664)	71,516
Income taxes	(7,007)	(10,579)		(17,586)

Net income	5,265	97,329	(48,664)	53,930
Noncontrolling interest	—	—	(48,666)	(48,666)

Net income attributable to Boyd Gaming Corporation	$5,265	$97,329	$(97,330)	$5,265

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)

Adjusted EBITDA	$311,848	$161,211	$(50,935)	$422,124
Deferred rent	3,266	—	—	3,266
Preopening expenses	14,773	699	—	15,472
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,308)	—	14,308	—
Share-based compensation expense	9,784	—	—	9,784
Write-downs and other charges	41,415	(28,616)	—	12,799
Gain on early retirements of debt	(12,061)	—	—	(12,061)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	16,230	—	(16,230)	—

EBITDA	252,370	189,128	(48,664)	392,834

Depreciation and amortization	126,297	59,339	—	185,636
Interest expense, net	113,801	21,881	—	135,682
Income taxes	7,007	10,579	—	17,586

Net income	5,265	97,329	(48,664)	53,930
Noncontrolling interest	—	—	(48,666)	(48,666)

Net income attributable to Boyd Gaming Corporation	$5,265	$97,329	$(97,330)	$5,265